UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2024

Oak Woods Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	333-269862	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+1) 403-561-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one Right and one Redeemable Warrant	OAKUU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	OAKU	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to one-sixth of one Class A Ordinary Share	OAKUR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Class A Ordinary Share for $11.50 per share	OAKUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the shareholders of Oak Woods Acquisition Corporation (the “Company”) at the Extraordinary General Meeting adjourned from September 25, 2024 and held on September 26, 2024, the following proposals were approved thereby amending the Amended and Restated Articles and Memorandum of Association (the “Charter”) to:

(i) give the Company the right to extend the date by which the Company has to complete a business combination from September 28, 2024 to March 28, 2025, by depositing into the Trust Account $172,500 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times;

(ii) restrict the Company from utilizing any portion of the funds held in the Trust Account to pay the fees, taxes, or dissolution expenses of the Company in the event the Company does not consummate a business combination within 21 months (or 24 months, if applicable under the provisions of Article 49.8) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles;

(iii) eliminate (a) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (b) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination, and;

(iv) provide for the right of a holder of the Company’s Class B Ordinary Shares, par value $0.0001 per share, to convert into Class A Ordinary Shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2024, the Company held the Extraordinary General Meeting. On September 4, 2024, the record date for the Extraordinary General Meeting, there were 7,530,625 ordinary shares of the Company outstanding and entitled to be voted at the Extraordinary General Meeting, 78.37% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Extraordinary General Meeting are as follows:

1. The Extension Proposal

Shareholders approved the Extension Proposal. Approval of the Extension Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Extension Proposal amending the Charter and implementing the requirement that the Company deposit $172,500 for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times, and to restrict the Company from utilizing any portion of the funds held in the Trust Account received the following votes:

FOR	AGAINST	ABSTAIN
4,820,402	1,013,284	68,000

2. The Redemption Limitation Proposal

Shareholders approved The Redemption Limitation Proposal. Approval of the The Redemption Limitation Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Redemption Limitation Proposal received the following votes:

FOR	AGAINST	ABSTAIN
4,820,402	1,013,284	68,000

3. The Founder Share Amendment Proposal

Shareholders approved The Founder Share Amendment Proposal. Approval of the The Founder Share Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Founder Share Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
4,820,402	1,013,284	68,000

4. The Adjounrment Proposal

Shareholders approved The Adjournment Proposal. Approval of the The Adjournment Proposal was passed though was moot as a result of the approval of The Extension Proposal, The Redemption Limitation Proposal, and the Founder Share Amendment Proposal. The Adjournment Proposal required an ordinary resolution under Cayman Islands law, a simple majority of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
5,167,378	666,308	68,000

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Extraordinary General Meeting of shareholders held by the Company on September 26, 2024, 1,492,646 ordinary shares were tendered for redemption, leaving 6,037,979 ordinary shares.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Minutes of Extraordinary General meeting of Oak Woods Acquisition Corporation, held on September 26, 2024 amending the Amended and Restated Memorandum and Articles of Association of Oak Woods Acquisition Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2024

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

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